Supplement to the Prospectuses and Statements of Additional Information

                     Credit Suisse Capital Appreciation Fund
        Credit Suisse Institutional Fund - Capital Appreciation Portfolio

The following information supersedes or supplements certain information in the funds' Prospectuses and Statements of Additional Information.

Marian Pardo is responsible for the day-to-day portfolio management of the funds. Jeffrey Rose is no longer a portfolio manager of the funds.

Dated:  August 4, 2006                                    16-0806
                                                          for
                                                          CAP-PRO-CMN
                                                          CAP-PRO-ADV
                                                          CAP-PRO-LOAD
                                                          INST SECAP-PRO
                                                          2006-17